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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2002


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-9092                  95 -4352386
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


               333 Clay Street
                 Suite 3400
               Houston, Texas                              77002
  (Address of principal executive offices)              (Zip Code)


                                 (713) 659-1361
              (Registrant's telephone number, including area code)


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ITEM 4. Changes in Registrant's Certifying Accountant

     On October 17, 2002, Cheniere Energy, Inc. (the "Registrant") dismissed PricewaterhouseCoopers LLP ("PWC") as the Registrant's principal accountant and engaged Mann Frankfort Stein & Lipp CPAs, L.L.P. ("Mann Frankfort") as the principal accountant for the fiscal year ending December 31, 2002. The change in principal accountant was approved by the audit committee of the Registrant's board of directors.

     In connection with the audits of the Registrant's two fiscal years ended December 31, 2001, and the subsequent interim period through such dismissal, there were no disagreements between PWC and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC, would have caused them to make a reference thereto in their report on the financial statements for such year.

     The reports of PWC on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except the report on the consolidated financial statements as of and for the year ended December 31, 2001 included an explanatory paragraph regarding the existence of substantial doubt about the Registrant's ability to continue as a going concern, and the report on the consolidated financial statements as of and for the year ended December 31, 2000 included an explanatory paragraph regarding the recoverability of the Registrant's unevaluated oil and gas properties.

     The Registrant has provided PWC with a copy of the disclosures made in this
Item 4 and requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in this Item 4 and, if not, stating the respects in which it does not agree. A copy of the letter from PWC to the Commission is attached as Exhibit 16.1.

     During the Company's two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult Mann Frankfort with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits.

          Exhibit 16.1  Letter from PWC dated October 18, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHENIERE ENERGY, INC.

Date: October 22, 2002                  By: /s/ Don A. Turkleson
                                            -----------------------------------
                                            Name: Don A. Turkleson
                                            Title: Chief Financial Officer